SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                             SIT MUTUAL FUNDS, INC.
                            SIT MUTUAL FUNDS II, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transactions applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount previously paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                           SIT MONEY MARKET FUND, INC.
                      SIT MUTUAL FUNDS, INC., COMPRISED OF:
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND
                    SIT MUTUAL FUNDS II, INC., COMPRISED OF:
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                                  SIT BOND FUND

                             4600 Wells Fargo Center
                          Minneapolis, Minnesota 55402

                      -----------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 23, 2002

                      -----------------------------------

                               September 10, 2002

Dear Shareholders:

         Notice is hereby given that the joint annual meeting of the shareholders of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund") and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds") will be held at 1:15 P.M. (MINNEAPOLIS TIME) ON WEDNESDAY, OCTOBER 23, 2002 at the Hyatt Regency, 1300 Nicollet Mall, Minneapolis, Minnesota, for the following purposes:

1.  To re-elect the Board of Directors for each Fund;

2. To ratify or reject the Board's selection of KPMG LLP to serve as each Fund's independent auditor for the fiscal years ending March 31, 2003 or June 30, 2003; and

3.  To transact such other business as may properly come before the meeting.

         Shareholders of record on August 16, 2002 are the only persons entitled to notice of and to vote at the meeting. We hope you can attend. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY MATERIAL. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the accompanying Proxy Statement.



                                        By Order of the Board of Directors,

                                        /s/ Eugene C. Sit
                                        Eugene C. Sit
                                        Chairman

                                 PROXY STATEMENT

                         SIT LARGE CAP GROWTH FUND, INC.
                          SIT MID CAP GROWTH FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                           SIT MONEY MARKET FUND, INC.
                      SIT MUTUAL FUNDS, INC., COMPRISED OF:
                            SIT SMALL CAP GROWTH FUND
                                SIT BALANCED FUND
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                          SIT INTERNATIONAL GROWTH FUND
                       SIT DEVELOPING MARKETS GROWTH FUND
                    SIT MUTUAL FUNDS II, INC., COMPRISED OF:
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                                  SIT BOND FUND

                             4600 Wells Fargo Center
                          Minneapolis, Minnesota 55402

             JOINT ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 23, 2002

         The enclosed Proxy is solicited by the Boards of Directors of Sit Large Cap Growth Fund, Inc. ("Large Cap Fund"), Sit Mid Cap Growth Fund, Inc. ("Mid Cap Fund"), Sit Small Cap Growth Fund ("Small Cap Fund"), Sit Balanced Fund ("Balanced Fund"), Sit Science and Technology Growth Fund ("Science and Technology Fund"), Sit International Growth Fund ("International Fund") and Sit Developing Markets Growth Fund ("Developing Markets Fund"), (collectively the "Stock" Funds), Sit Money Market Fund, Inc. ("Money Market Fund"), Sit U.S. Government Securities Fund, Inc. ("U.S. Government Fund"), Sit Bond Fund ("Bond Fund"), Sit Tax-Free Income Fund ("Tax-Free Income Fund") and Sit Minnesota Tax-Free Income Fund ("Minnesota Fund"), (collectively the "Bond" Funds), (the Stock and Bond Funds, collectively, the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at 1:15 p.m. (Minneapolis time) on Wednesday, October 23, 2002 at the Hyatt Regency, 1300 Nicollet Mall, Minneapolis, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Proxy Statement, will be paid by the Funds, and such mailing will take place on approximately September 10, 2002. Representatives of the Funds may, without cost to the Funds, solicit Proxies for the management of the Funds by means of mail, telephone or personal calls.

         The Sit Mutual Funds are comprised of six corporate issuers of either one series or multiple series of shares. Each series is a separate mutual fund. Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit U.S. Government Securities Fund, Inc., and Sit Money Market Fund, Inc. each issue a single series of shares (collectively, the "Non-Series Funds"). Sit Mutual Funds, Inc. is the corporate issuer of the International Fund, Balanced Fund, Developing Markets Fund, Small Cap Fund and Science and Technology Fund; and Sit Mutual Funds II, Inc. is the corporate issuer of the Tax-Free Income Fund, Minnesota Fund and Bond Fund, (the series of Sit Mutual Funds, Inc. and Sit Mutual Funds II, Inc. are referred to collectively as the "Series Funds"). The Funds' investment adviser is Sit Investment Associates, Inc., 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402.

         In order for the meeting to go forward for a corporate issuer, there must be a quorum present. Each shareholder is entitled to one vote for each share held. A majority of the shares outstanding of each Non-Series Fund must be present in person or by proxy to achieve a quorum and 10% of the shares outstanding of each corporate issuer of a Series Fund must be present in person or by proxy to achieve a quorum. Shareholders of the Series Funds vote together as shareholders of the corporate issuer. Provided a quorum is represented, approval of proposals 1 and 2 requires the affirmative vote of more than 50% of shares of each corporate issuer represented at the meeting. Neither of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

         A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the applicable Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified on all proposals other than the election of directors. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, and will have the same effect as a vote "against" such item. If a shareholder withholds authority to vote on a director, the shareholder will not be counted as present and entitled to vote on the election of that director. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. Neither of the proposals being presented to shareholders at the meeting is considered non-discretionary. So far as the Board of Directors is aware, no matter other than those described in this Proxy Statement will be acted upon at the meeting. Should other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to act upon such matters according to their best judgment.

         In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by October 23, 2002, the persons named as proxies may propose one or more adjournments of the meeting with respect to one or more of the Funds to permit further solicitation of Proxies. With respect to any Fund, an adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournments with respect to any of said proposals if the proxies are instructed, by more than a majority of the shares represented in person or by proxy, to vote "for" the proposal(s) for which the adjournment is being proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by proxy) to vote "against" the proposal(s) for which the adjournment is being proposed.

         Only shareholders of record on August 16, 2002 may vote at the meeting or any adjournment thereof. As of August 16, 2002, the Funds had the following number of issued and outstanding common shares, the only class of securities of each Fund:

Large Cap Fund   2,356,926   Science and Technology Fund   1,840,528   U.S. Government Fund  28,371,069
Mid Cap Fund    22,593,770   International Fund            6,353,552   Bond Fund              1,704,037
Small Cap Fund   8,514,713   Developing Markets Fund       1,310,737   Tax-Free Income Fund  43,273,322
Balanced Fund    1,397,920   Money Market Fund            66,841,096   Minnesota Fund        20,177,535

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         It is intended that the enclosed Proxies will be voted for the election of the persons named below as directors for the applicable Funds, or in the case of the Series Funds, the applicable corporation, unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a Fund Director will be until the next regular or special meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee is set forth below. The business address of each nominee is the same as that of the Funds' investment adviser - 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402.

-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------
                                                                                               NUMBER OF
                                                                                               FUNDS IN      OTHER
                                         TERM OF                                               FUND          DIRECTOR-
NAME,                      POSITION      OFFICE(1)                                             COMPLEX       SHIPS(2)
ADDRESS AND                HELD WITH     AND LENGTH         PRINCIPAL OCCUPATIONS DURING       OVERSEEN BY   HELD BY
AGE                        THE FUNDS     OF TIME SERVED     PAST FIVE YEARS                    DIRECTOR      DIRECTOR
-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------
INTERESTED DIRECTORS:
-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------
Eugene C. Sit (3)          Director      Director since     Chairman, CEO and CIO of Sit            12       Director,
Age: 64                    and Chairman  inception.         Investment Associates, Inc. (the                 TIAA/ CREF
                                                            "Adviser") and Sit/Kim                           (Teachers
                                                            International Investment                         Insurance
                                                            Associates, Inc. ("Sit/Kim");                    and Annuity
                                                            Director of SIA Securities Corp.                 Association
                                                            (the "Distributor"), and                         College
                                                            Chairman and CEO of Sit                          Retirement
                                                            Investment Fixed Income                          Equities
                                                            Advisors, Inc. ("SF").                           Fund)
-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------
William E. Frenzel (3)     Director      Director since     Guest Scholar at The Brookings          12       None.
Age: 74                                  1991 or the        Institution and member of
                                         Fund's inception   several government policy
                                         if later.          committees, foundations and
                                                            organizations; Advisory Director
                                                            of the Adviser; Director of
                                                            Sit/Kim and SF.
-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------
INDEPENDENT DIRECTORS:
-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------
John E. Hulse              Director      Director since     Trustee, Pacific Gas & Electric         12       None.
Age: 69                                  1995.              Nuclear Decommissioning Master
                                                            Trust.
-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------
Sidney L. Jones            Director      Director from      Lecturer, Washington Campus             12       None.
Age: 68                                  1988 to 1989 and   Consortium of 17 Universities;
                                         from 1993 or the   Senior Advisor to Lawrence and
                                         Fund's inception   Co., Toronto, Canada.
                                         if later.
-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------
Donald W. Phillips         Director      Director of the    CEO and CIO of WestLB Asset             12       None.
Age: 54                                  International      Management (USA) LLC, 4/00 to
                                         Fund since 1993,   present; President of
                                         and since 1990     Forstmann-Leff International,
                                         or the Fund's      Inc. (an investment adviser)
                                         inception if       from 1997 to 4/00.
                                         later for all
                                         other Funds.
-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------
Melvin C. Bahle            Director      Director           Director and/or officer of              12       None.
Age: 83                    Emeritus      Emeritus since     several foundations and
                           (not          1995.              charitable organizations.
                           standing
                           for
                           election)
-------------------------- ------------- ------------------ ---------------------------------- ------------- -------------

          1) Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
          2)   Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
          3) Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an "interested person" because he is an officer of Sit Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund's investment adviser.

         The table below indicates the dollar range of equity securities beneficially owned by each Director in each Fund and in all Sit Mutual Funds in the aggregate overseen by the Director as of August 16, 2002.

-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                        EUGENE C.   WILLIAM E.      JOHN E.     SIDNEY L.    DONALD W.
                                        SIT (1)     FRENZEL (1)      HULSE       JONES       PHILLIPS
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over         Over          Over      $10,001 -
LARGE CAP GROWTH FUND                   $100,000     $100,000      $100,000    $50,000         None
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over         Over          Over      $50,001 -       Over
MID CAP GROWTH FUND                     $100,000     $100,000      $100,000    $100,000      $100,000
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over         Over          Over      $50,001 -       Over
SMALL CAP GROWTH FUND                   $100,000     $100,000      $100,000    $100,000      $100,000
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over
BALANCED FUND                           $100,000       None          None        None          None
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over       $50,001 -       Over
SCIENCE AND TECHNOLOGY FUND             $100,000     $100,000      $100,000      None          None
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over         Over          Over                    $10,001 -
INTERNATIONAL FUND                      $100,000     $100,000      $100,000      None        $50,000
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over         $1 -
DEVELOPING MARKETS FUND                 $100,000      $10,000        None        None          None
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over                       $1 -       $10,001 -
MONEY MARKET FUND                       $100,000       None        $10,000      $50,000        None
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over                                   Over
U.S. GOVERNMENT FUND                    $100,000       None          None      $100,000        None
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over
BOND FUND                               $100,000       None          None        None          None
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over         Over
TAX-FREE INCOME FUND                    $100,000     $100,000        None        None          None
-------------------------------------- ----------- -------------- ----------- ------------ -------------
                                          Over
MINNESOTA FUND                          $100,000       None          None        None          None
-------------------------------------- ----------- -------------- ----------- ------------ -------------
AGGREGATE DOLLAR RANGE OF EQUITY
SECURITIES IN THE 12 SIT MUTUAL           Over         Over          Over        Over          Over
FUNDS                                   $100,000     $100,000      $100,000    $100,000      $100,000
-------------------------------------- ----------- -------------- ----------- ------------ -------------

          1) Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an "interested person" because he is an officer of Sit Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund's investment adviser.

         The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and their immediate family members, in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds. Information provided is as of July 31, 2002.

--------------------- ------------------------------ ------------------------------- ---------- ------------ -----------
NAME OF                       NAME OF OWNERS
INDEPENDENT               AND RELATIONSHIPS TO                                        TITLE OF    VALUE OF    PERCENT
DIRECTOR                        DIRECTOR                    COMPANY                     CLASS    SECURITIES   OF CLASS
--------------------- ------------------------------ ------------------------------- ---------- ------------ -----------
John E. Hulse                     ---                        ---                        ---         ---         ---
--------------------- ------------------------------ ------------------------------- ---------- ------------ -----------
Sidney L. Jones                   ---                        ---                        ---         ---         ---
--------------------- ------------------------------ ------------------------------- ---------- ------------ -----------
Donald W. Phillips     Phillips Financial, L.P. (1)   Sit Capital Fund, L.P. (2)        L.P.      $186,656      0.7%
                      ------------------------------ ------------------------------- ---------- ------------ -----------
                       Phillips Financial, L.P. (1)   Sit Capital Fund II, L.P. (2)     L.P.      $557,184      4.1%
--------------------- ------------------------------ ------------------------------- ---------- ------------ -----------

    1)  Donald W. Phillips is a general partner of Phillips Financial, L.P.

    2) Sit Investment Associates, Inc. is the general partner and a limited partner.

         The Funds do not have standing audit or nominating committees of the Board of Directors, or committees performing similar functions. There were four joint meetings of the Funds' Boards of Directors during their fiscal years ended March 31, 2002 for the Bond Funds and June 30, 2002 for the Stock Funds. All of the nominees attended all meetings. The following table sets forth the aggregate compensation received by each Director from each Fund during the most recently ended fiscal year of each Fund, and from all twelve of the Sit Mutual Funds during such periods. Pursuant to the advisory agreement with each Fund, the Adviser pays all of the Funds' expenses including the compensation and expenses of the Directors (but excluding extraordinary expenses, interest, brokerage commissions, and other transaction charges relating to investing activities). Eugene C. Sit is an officer of the Adviser and its affiliates and did not receive any such compensation and is not included in the table.

--------------------------- ------------------ ---------------------- ---------------- ------------------
                                                    PENSION OR           ESTIMATED
                                AGGREGATE       RETIREMENT BENEFITS       ANNUAL             TOTAL
                              COMPENSATION      ACCRUED AS PART OF     BENEFITS UPON     COMPENSATION
NAME OF DIRECTOR             FROM EACH FUND        FUND EXPENSES        RETIREMENT     FROM FUND COMPLEX
--------------------------- ------------------ ---------------------- ---------------- ------------------
William E. Frenzel               $2,500                None                None             $30,000
--------------------------- ------------------ ---------------------- ---------------- ------------------
John E. Hulse                    $2,500                None                None             $30,000
--------------------------- ------------------ ---------------------- ---------------- ------------------
Sidney L. Jones                  $2,500                None                None             $30,000
--------------------------- ------------------ ---------------------- ---------------- ------------------
Donald W. Phillips               $2,500                None                None             $30,000
--------------------------- ------------------ ---------------------- ---------------- ------------------

         All of the nominees have agreed to serve as Directors. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a Director.

         EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE PERSONS NAMED ABOVE AS DIRECTORS.

                                   PROPOSAL 2
                RATIFICATION OR REJECTION OF INDEPENDENT AUDITOR

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent auditors selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection.

         At a meeting held on July 24, 2002, the directors of the Funds selected KPMG LLP to be each Fund's independent auditor for the fiscal year ending March 31, 2003 for the Bond Funds and June 30, 2003 for the Stock Funds. Such firm has served as each Fund's independent auditor since each such Fund's inception. KPMG LLP has no material direct or indirect financial interest in any of the Funds, other than the receipt of fees for services to the Funds.

         Representatives of KPMG LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make statements to shareholders if they so desire, and are expected to be available to respond to any questions, which may arise at the meeting.

         AUDIT FEES: Under the terms of the Investment Management Agreement between the Funds and the Adviser, audit fees for each Fund are paid for by the Adviser. Audit fees paid to KPMG LLP in connection with the audit of the Funds' financial statements during the most recently completed fiscal year are set forth below.

Fund                               Audit Fees
----                               ----------
Large Cap Fund                      $16,750
Mid Cap Fund                         21,000
Small Cap Fund                       14,000
Balanced Fund                        10,500
Science and Technology Fund          10,500
International Fund                   18,750
Developing Markets Fund              10,000
Money Market Fund                    15,000
U.S. Government Fund                 14,000
Bond Fund                            11,500
Tax-Free Income Fund                 20,000
Minnesota Fund                       15,000

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: KPMG LLP did not provide any financial information systems design and implementation services to the Funds during their most recently ended fiscal years.

         ALL OTHER FEES: KPMG LLP billed each Fund $3,300 for tax-related services provided to the Fund during such Fund's most recently ended fiscal year. The Board of Directors of each Fund has considered whether the provision of the services covered under "other fees" is compatible with maintaining the independence of KPMG LLP.

         EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS EACH FUND'S INDEPENDENT AUDITOR.

                              OFFICERS OF THE FUNDS

       Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years, and the business address is the same as that of the Funds' investment adviser - 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. No officer receives any compensation from the Funds.

---------------------------- --------------- ---------------------- ------------------------------------------
NAME,                        POSITION HELD   TERM OF OFFICE(6)
ADDRESS AND                  WITH THE        AND LENGTH OF TIME     PRINCIPAL OCCUPATIONS DURING
AGE                          FUNDS           SERVED                 PAST FIVE YEARS
---------------------------- --------------- ---------------------- ------------------------------------------
Eugene C. Sit (1)            Director and    Director since         Chairman, CEO and CIO of Sit Investment
Age: 64                      Chairman        inception.             Associates, Inc. (the "Adviser") and
                                                                    Sit/Kim International Investment
                                                                    Associates, Inc. ("Sit/Kim"); Director
                                                                    of SIA Securities Corp. (the
                                                                    "Distributor"), and Chairman and CEO of
                                                                    Sit Investment Fixed Income Advisors,
                                                                    Inc. ("SF").
---------------------------- --------------- ---------------------- ------------------------------------------
Peter L. Mitchelson          Vice Chairman   Officer since          Director, President, Senior Investment
Age: 61                                      inception.             Officer, and Director of Client Services
                                                                    of the Funds' Adviser; Director and
                                                                    Executive Vice President of Sit/Kim; Vice
                                                                    Chairman of SF; Director of the Funds'
                                                                    Distributor; Director of the Funds
                                                                    through 4/30/02.

---------------------------- --------------- ---------------------- ------------------------------------------
Roger J. Sit (1)             Executive       Officer since 1998.    Executive Vice President - Research and
Age: 40                      Vice President                         Investment Management of the Funds'
                                                                    Adviser; Director, President, COO and
                                                                    Deputy CIO of Sit/Kim. Vice President and
                                                                    Senior Equity Research Analyst, Goldman
                                                                    Sachs & Company from 1991 to 1998.
---------------------------- --------------- ---------------------- ------------------------------------------
Michael C. Brilley (2)       Senior Vice     Officer since 1984.    Senior Vice President and Senior
Age: 57                      President                              Fixed-Income Officer of the Funds'
                                                                    Adviser; Director, President and Chief
                                                                    Fixed-Income Officer of SF. Director of
                                                                    the Sit Funds (Bond Funds only) through
                                                                    4/30/02.
---------------------------- --------------- ---------------------- ------------------------------------------
G. Todd Berkley              Chief           Officer since 2002.    COO of the Funds; Senior Vice President
Age: 40                      Operating                              for US Bancorp from 12/00 to 2/01; Vice
                             Officer                                President for US Bank from 5/95 to 12/99.
---------------------------- --------------- ---------------------- ------------------------------------------
Michael P. Eckert            Vice            Officer since 1989.    Institutional Client Group sales of the
Age: 47                      President -                            Funds.
                             Institutional
                             Client Group
---------------------------- --------------- ---------------------- ------------------------------------------
Debra A. Sit (1)(2)          Vice            Officer since 1991.    Vice President - Bond Investments of the
Age: 42                      President -                            Funds' Adviser; Senior Vice President,
                             Investments                            Assistant Treasurer and Assistant
                                                                    Secretary of SF; Assistant Treasurer and
                                                                    Assistant Secretary of Sit/Kim.
---------------------------- --------------- ---------------------- ------------------------------------------
Erik S. Anderson (3)         Vice            Officer since 1991.    Vice President - Research and Investment
Age: 59                      President -                            Management of the Funds' Adviser.
                             Investments

---------------------------- --------------- ---------------------- ------------------------------------------
Robert W.  Sit (1)(3)        Vice            Officer since 1997.    Vice President - Research and Investment
Age: 33                      President -                            Management of the Funds' Adviser.
                             Investments
---------------------------- --------------- ---------------------- ------------------------------------------
Ronald D. Sit (1)(3)         Vice            Officer since 1991.    Vice President - Research and Investment
Age: 43                      President -                            Management of the Funds' Adviser.
                             Investments
---------------------------- --------------- ---------------------- ------------------------------------------
Bryce A. Doty (4)            Vice            Officer since 1996.    Vice President and Portfolio Manager of
Age: 35                      President -                            SF.
                             Investments
---------------------------- --------------- ---------------------- ------------------------------------------
Paul J. Junquist (5)         Vice            Officer since 1996.    Vice President and Portfolio Manager of
Age: 41                      President -                            SF.
                             Investments
---------------------------- --------------- ---------------------- ------------------------------------------

(CONTINUED)
---------------------------- --------------- ---------------------- ------------------------------------------
NAME,                        POSITION HELD   TERM OF OFFICE(6)
ADDRESS AND                  WITH THE        AND LENGTH OF TIME     PRINCIPAL OCCUPATIONS DURING
AGE                          FUNDS           SERVED                 PAST FIVE YEARS
---------------------------- --------------- ---------------------- ------------------------------------------
Michael J. Radmer            Secretary       Officer since 1984.    Partner of Dorsey & Whitney, LLP, the
50 S. 6th Street                                                    Funds' General Counsel.
Minneapolis, MN 55402
Age: 57
---------------------------- --------------- ---------------------- ------------------------------------------
Paul E. Rasmussen            Vice            Officer since 1994.    Vice President, Secretary, Controller
Age: 41                      President and                          and Chief Compliance Officer of the
                             Treasurer                              Funds' Adviser; Vice President,
                                                                    Secretary, and Chief Compliance Officer
                                                                    of Sit/Kim and SF; President & Treasurer
                                                                    of the Funds' Distributor.

---------------------------- --------------- ---------------------- ------------------------------------------
Carla J. Rose                Vice            Officer since 1994.    Vice President, Administration & Deputy
Age: 36                      President,                             Controller of the Funds' Adviser; Vice
                             Assistant                              President, Administration and Controller
                             Treasurer &                            of Sit/Kim; Controller and Treasurer of
                             Assistant                              SF.
                             Secretary
---------------------------- --------------- ---------------------- ------------------------------------------
Kelly K. Boston              Assistant       Officer since 2000.    Staff Attorney of the Funds' Adviser.
Age: 33                      Secretary &
                             Assistant
                             Treasurer
---------------------------- --------------- ---------------------- ------------------------------------------

          1) Roger Sit, Ronald Sit and Robert Sit are sons of Eugene C. Sit. Debra Sit is the daughter of Eugene C. Sit.
          2)   Sit Bond Funds only: Sit U.S. Government Securities Fund, Inc.;
               Sit Money Market Fund, Inc. and Sit Mutual Funds II, Inc.
          3)   Sit Stock Funds only: Sit Mid Cap Growth Fund, Inc.; Sit Large
               Cap Growth Fund, Inc., and Sit Mutual Funds, Inc.
          4) Sit U.S. Government Securities Fund, Inc.; Sit Bond Fund, and Sit Balanced Fund only.
          5) Sit Money Market Fund, Inc. and Sit Minnesota Tax-Free Income Fund only.
          6) Officers are elected by the Board of Directors and serve until their resignation or termination.


                           ANNUAL REPORTS OF THE FUNDS

         The combined Annual Report of the Bond Funds, containing financial statements for the fiscal year ended March 31, 2002 was mailed to shareholders of the Bond Funds on approximately May 28, 2002. The combined Annual Report of the Stock Funds, containing financial statements for the fiscal year ended June 30, 2002 was mailed to shareholders of the Stock Funds on approximately August 20, 2002. If you have not received a report for your Fund or would like to receive another copy, please contact the Funds at 800-332-5580 or 612-334-5888 and one will be sent, without charge, by first class mail, within three business days.


                       SHAREHOLDERS WITH THE SAME ADDRESS

         The Funds' practice is to "household," or consolidate shareholder mailings of proxy statements to shareholders who share the same address. This means that a single copy of this proxy statement is sent to the address of record. If at any time you wish to receive multiple copies of the proxy statement at your address, you may contact the Funds by phone at 800-332-5580 or by mail at 4600 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402, and the Funds will mail additional proxy statements for each of your accounts within 30 days of your request. You may also contact the Funds in the same manner and request that you receive a single copy of proxy statements if you are receiving multiple copies at a particular address.

                                 SHARE OWNERSHIP

         Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owned more than 5% of the outstanding shares of any Fund as of August 16, 2002. The following table sets forth certain share ownership information (including the number of shares owned and the percentage of total outstanding shares of the Funds such shares represented) with respect to directors of the Funds, all officers and directors as a group, and persons and entities known by the Funds to beneficially own more than 5% of any of the Fund's outstanding shares as of August 16, 2002.

                                                         NUMBER OF SHARES BENEFICIALLY OWNED
                                 ------------------------------------------------------------------------------------
                                     LARGE CAP             MID CAP               SMALL CAP             BALANCED
                                        FUND                 FUND                  FUND                  FUND
                                 ------------------------------------------------------------------------------------
BENEFICIAL OWNERS
DIRECTORS:                               #        %            #        %            #         %          #        %
----------
   Eugene C. Sit                    59,115     2.51    1,152,149     5.10      279,732      3.29     41,322     2.96
   William E. Frenzel               11,483      (a)       17,345      (a)        9,946       (a)          0        -
   John E. Hulse                     8,797      (a)       62,182      (a)       15,933       (a)          0        -
   Sidney L. Jones                   1,954      (a)        6,787      (a)        2,657       (a)          0        -
   Donald W. Phillips                    0        -       14,663      (a)        9,469       (a)          0        -
ALL DIRECTOR & OFFICERS:           101,614     4.31    1,623,087     7.18      466,779      5.48     41,322     2.96
------------------------
DIRECTORS, OFFICERS, ADVISER &
------------------------------
    EMPLOYEES (b)                  367,786    15.60    2,724,183    12.06    1,012,572     11.89    224,298    16.05
    ---------

    (a) Less than 1%.
    (b) Reflects the combined share ownership information with respect to each Fund's directors, officers, adviser (Sit Investment Associates, Inc.)
        and the adviser's subsidiaries and employees.

OTHER 5% SHAREHOLDERS:
---------------------
Charles Schwab & Co.               209,166     8.87    2,521,488    11.16    1,633,249     19.18    176,287    12.61
Special Custody Acct
101 Montgomery Street
San Francisco, CA

National Financial Services                                                  1,165,976     13.69
Corp.
FBO Customers
P.O. Box 3980
New York, NY

Delaware Charter Guarantee &                                                                        232,438    16.63
Trust; FBO Principal Financial
1013 Centre Road
Wilmington, DE

Comerica Bank                                                                                       130,005     9.30
FBO Pulte Corp. Inc. DFD Plan
P.O. Box 75000
Detroit, MI

VALIC Separate Account                                                       1,407,475     16.53
2919 Allen Parkway
Houston, TX

                                                         NUMBER OF SHARES BENEFICIALLY OWNED
                                 ------------------- -------------------- ---------------------- --------------------
                                    SCIENCE AND         INTERNATIONAL           DEVELOPING          MONEY MARKET
                                  TECHNOLOGY FUND           FUND              MARKETS FUND              FUND
                                 ------------------- -------------------- ---------------------- --------------------
BENEFICIAL OWNERS
DIRECTORS:                               #        %          #         %             #        %            #       %
----------
   Eugene C. Sit                    76,352     4.15    233,489      3.67        12,587      (a)      100,767     (a)
   William E. Frenzel               11,930      (a)     18,403       (a)         1,050      (a)            0       -
   John E. Hulse                    29,356     1.59     19,682       (a)             0        -        1,136     (a)
   Sidney L. Jones                       0        -          0         -             0        -       42,319     (a)
   Donald W. Phillips                    0        -      1,071       (a)             0        -            0       -
ALL DIRECTORS & OFFICERS:          142,898     7.76    347,207      5.46        16,095     1.23      214,454     (a)
-------------------------
DIRECTORS, OFFICERS, ADVISER &
------------------------------
    EMPLOYEES (b)                  396,619    21.55    710,143     11.18       141,806    10.82    4,718,998    7.06
    ---------

    (a) Less than 1%.
    (b) Reflects the combined share ownership information with respect to each Fund's directors, officers, adviser (Sit Investment Associates, Inc.)
        and the adviser's subsidiaries and employees.

OTHER 5% SHAREHOLDERS:
---------------------
Charles Schwab & Co.                                   353,656      5.57       437,500    33.38
Special Custody Acct
101 Montgomery Street
San Francisco, CA

State Street Corporation                             1,842,197     28.99
FBO Northrup Grumman Corp.
1840 Century Park East
Los Angeles, CA

MAC & Co. A/C CLRF5051922                              415,410      6.54
P.O. Box 3198
Pittsburgh, PA

National Financial Services Corp.                                               89,282     6.81
FBO Customers
P.O. Box 3908
New York, NY

Metropolitan Sports Facilities                                                                     9,056,195   13.55
Commission
900 South 5th Street
Minneapolis, MN

                                                         NUMBER OF SHARES BENEFICIALLY OWNED
                                 ------------------------------------------------------------------------------------
                                  U.S. GOVERNMENT           BOND             TAX-FREE INCOME          MINNESOTA
                                        FUND                FUND                  FUND                  FUND
                                 ------------------- -------------------- ---------------------- --------------------
BENEFICIAL OWNERS
DIRECTORS:                               #        %          #         %             #        %            #       %
----------
   Eugene C. Sit                    15,709      (a)     10,865       (a)       692,697     1.60      303,389    1.50
   William E. Frenzel                    0        -          0         -       151,774      (a)            0       -
   John E. Hulse                         0        -          0         -             0        -            0       -
   Sidney L. Jones                  45,938      (a)          0         -             0        -            0       -
   Donald W. Phillips                    0        -          0         -             0        -            0       -
ALL DIRECTORS &                     78,497      (a)     10,865       (a)       933,161     2.16      537,128    2.66
----------------
Officers:
DIRECTORS, OFFICERS, ADVISER &
------------------------------
    EMPLOYEES (b)                  400,737     1.14    236,547     13.88     1,703,129     3.94      659,341    3.27
    ---------

    (a) Less than 1%
    (b) Reflects the combined share ownership information with respect to each Fund's directors, officers, adviser (Sit Investment Associates, Inc.)
        and the adviser's subsidiaries and employees.

OTHER 5% SHAREHOLDERS:
----------------------
Charles Schwab & Co.            14,481,487    51.04    161,648      9.49    12,384,451    28.62    3,114,616   15.44
Special Custody Acct
101 Montgomery Street
San Francisco, CA

National Financial Services      3,918,306    13.81                          4,938,695    11.41    1,294,427    6.42
 Corp.
FBO Customers
P.O. Box 3908
New York, NY

Norwest Bank MN                                        421,247     24.72
FBO Victor C. Wallestad
Foundation, P.O. Box 1533
Minneapolis, MN

Frank R. Zimmerman                                      97,819      5.74
Northern Trust Customer IRA
4291 Maitland Road
Acme, MI

Dennis W. Gartner                                       86,584      5.08
Trst Electric Component Sales
Inc.
Profit Sharing Plan & Trust
6474 City West Parkway
Eden Prairie, MN

                              SHAREHOLDER PROPOSALS

       Under the Securities Exchange Act of 1934 (the "Exchange Act"), Fund shareholders may submit proposals to be considered at the next annual meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received in writing at the Funds' offices no later than May 14, 2003. Shareholders also may submit proposals to be voted on at the next annual meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal unless written notice of the proposal is presented to the Fund not later than July 28, 2003.


Dated: September 10, 2002
                                        By Order of the Board of Directors,

                                        /s/ Eugene C. Sit
                                        Eugene C. Sit
                                        Chairman

                                      PROXY
                          SIT MID CAP GROWTH FUND, INC.
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MID CAP GROWTH FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Mid Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY
         BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_| WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                         SIT LARGE CAP GROWTH FUND, INC.
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT LARGE CAP GROWTH FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Large Cap Growth Fund, Inc. (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                          SIT INTERNATIONAL GROWTH FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT INTERNATIONAL GROWTH FUND IS A SERIES.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit International Growth Fund (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                SIT BALANCED FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT BALANCED FUND IS A SERIES.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Balanced Fund (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002 or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT SMALL CAP GROWTH FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT SMALL CAP GROWTH FUND IS A SERIES.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Small Cap Growth Fund (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT DEVELOPING MARKETS GROWTH FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT DEVELOPING MARKETS GROWTH FUND IS A SERIES.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Developing Markets Growth Fund (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT U.S. GOVERNMENT SECURITIES FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit U.S. Government Securities Fund, Inc. (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_|  FOR all of the nominees listed below AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                                  SIT BOND FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS II, INC., OF WHICH SIT BOND FUND IS A SERIES.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Bond Fund (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                            SIT TAX-FREE INCOME FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS II, INC., OF WHICH SIT TAX-FREE INCOME FUND IS A SERIES.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                       SIT MINNESOTA TAX-FREE INCOME FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS II, INC., OF WHICH SIT MINNESOTA TAX-FREE INCOME FUND IS A SERIES.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Minnesota Tax-Free Income Fund (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                           SIT MONEY MARKET FUND, INC.
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MONEY MARKET FUND, INC.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Money Market Fund, Inc. (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending March 31, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      PROXY
                     SIT SCIENCE AND TECHNOLOGY GROWTH FUND
                             4600 WELLS FARGO CENTER
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., OF WHICH SIT SCIENCE AND TECHNOLOGY GROWTH FUND IS A SERIES.

     The undersigned hereby appoints Eugene C. Sit, Peter L. Mitchelson, Paul E. Rasmussen and Michael J. Radmer, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Sit Science and Technology Growth Fund (the "Fund"), held of record by the undersigned on August 16, 2002, at the annual meeting of shareholders of the Fund to be held on October 23, 2002, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.   Election of Directors:
     |_| FOR all of the nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)
              Eugene C. Sit             William E. Frenzel        John E. Hulse
              Sidney L. Jones           Donald W. Phillips
     |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME BELOW:

         -----------------------------------------------------------------------

2. Selection of KPMG LLP to serve as the Fund's independent auditors for the fiscal year ending June 30, 2003.

                   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 ABOVE. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        Dated: ___________________________, 2002

                                        ________________________________________
                                        Signature (and title if applicable)

                                        ________________________________________
                                        Signature if held jointly

 TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.